       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

             LIMITED NON-RECOURSE GUARANTY AND SURETYSHIP AGREEMENT

                                                 DATED: October 10, 1996

     To induce National Canada Finance Corp. (the "Lender") to enter into that certain Amended and Restated Promissory Note (the "Restated Note") and related restructuring and settlement documents (together with the Restated Note, the "Restructuring Documents") dated the date hereof by and among the Lender and Delta Computec Inc. (The "Borrower"), and to secure the observance, payment, and performance of the Security Liabilities (as defined below), and with full knowledge that the Lender would not enter into the Restructuring Documents without this Limited Guaranty and Suretyship Agreement (together with any amendments or modifications hereto in effect from time to time, the "Guaranty"), which shall be a contract of suretyship, the Guarantor (as defined below), intending to be legally bound hereby, agrees as follows:

                                   BACKGROUND
                                   ----------


     NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

a. Liabilities Secured. The Guarantor hereby guarantees the full, prompt, and unconditional performance of the Security Liabilities (as defined below), when and as the same shall become due, whether at the stated maturity date, upon the occurrence of an Event of Default under the Restated Note, by acceleration, or otherwise. This Guaranty is a primary obligation of the Guarantor and shall be a continuing inexhaustible Guaranty without limitation except that the Lender's recourse against the Guarantor shall be limited to amounts that can be realized by the Lender with respect to the Collateral (hereafter defined).

b. Limitation of Guarantor's Liability. Notwithstanding anything to the contrary contained herein, Lender's recourse against Guarantor under this Guaranty shall be solely limited to foreclosing and/or exercising its other remedies against the Collateral under the Pledge Security Agreement.

c. Definitions. As used herein, the following terms shall have the following meanings:

     i. Collateral. The term "Collateral" means all property of the Guarantor subject to a pledge, lien or other encumbrance in favor of the Lender under the Pledge Security Agreement.

     ii.  Guarantor. The term "Guarantor" means Joseph M. Lobozzo II.

     iii. DCI Dollar Liabilities. The term "DCI Dollar Liabilities" means all Indebtedness of the Borrower as that term is defined in the NCFC Note.


     iv. Security Liabilities. The term "Security Liabilities" shall have the meaning given to such term in the NCFC Note.

     v. Loan Documents. The term "Loan Documents" means this Guaranty, the Restructure Documents and any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the DCI Dollar Liabilities, together with all amendments, modifications, renewals, or extensions thereof.

     vi. Liabilities. The term "Liabilities" means, collectively, the DCI Dollar Liabilities and the Security Liabilities.

     vii. NCFC Note. The term "NCFC Note" shall have the meaning given to such term in the Pledge Security Agreement.

                                                           Page 133 of 207 Pages

     viii. Pledge Security Agreement. The term "Pledge Security Agreement" shall mean that certain Pledge Security Agreement dated the date hereof by and between the Lender and the Guarantor.

d. Representations and Warranties; Covenants. The Guarantor covenants, represents and warrants as of the date hereof and at all times hereafter until the Security Liabilities are fully satisfied and performed, that the accommodations made by the Lender to the Borrower under the Loan Documents will result in material benefits to the Guarantor. This Guaranty was entered into by the Guarantor for commercial purposes.

e. Events of Default. The occurrence of any one of the following shall constitute an Event of Default under this Guaranty:

     i. Breach. A breach by the Guarantor of any term, obligation, provision, covenant, representation or warranty arising under this Guaranty;

     ii. Defaults Under Other Loan Document(s). Any one or more Event(s) of Default occurs under the Restated Note;

     iii. Failure of the Borrower to Pay Dollar Liabilities. The Borrower fails to satisfy the DCI Dollar Liabilities on or before October 10, 1999.

f.   Remedies.

     i. Acceleration of Liabilities; Rights of Lender. Upon the occurrence of an Event of Default described in Section E hereof at the Lender's sole option, all Security Liabilities shall immediately become due in full, all without protest, presentment, demand or further notice of any kind to the Guarantor, all of which are expressly waived. Upon and following an Event of Default, the Lender may, at its option, exercise any and all rights and remedies it has under this Guaranty.



     ii. Remedies Cumulative; No Waiver. The rights, powers and remedies of the Lender provided in this Guaranty are cumulative and concurrent, and are not exclusive of any right, power or remedy available to the Lender. No failure or delay on the part of the Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     iii. Continuing Enforcement of the Loan Documents. If, after satisfaction of all or any part of the Security Liabilities, the Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Guaranty and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Paragraph shall survive the termination of this Guaranty and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Liabilities, the cancellation of the Guaranty or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which the Lender may have taken in reliance upon its receipt of such payment.

                                        2
                                                           Page 134 of 207 Pages

g.   Miscellaneous.

     i. Notices. Notices and communications under this Guaranty shall be in writing and shall be given by: (i) hand-delivery, (ii) first class mail (postage prepaid) or (iii) reliable overnight commercial courier (charges prepaid), to the addresses set forth in this Guaranty. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

     ii. Governing Law. This Guaranty shall be construed in accordance with and governed by the substantive laws of the State of New York without reference to conflict of laws principles.

     iii. Integration; Amendment; No Third Party Beneficiary. This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Guaranty and no waiver of one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The Guarantor and the Lender do not intend any benefits of this Guaranty to inure to any third party and no third party (including the Borrower) shall have any status, right or entitlement under this Guaranty.


     iv. Successors and Assigns. This Guaranty (i) shall be binding upon the Guarantor and the Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns, and (ii) shall inure to the benefit of the Guarantor and the Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Guarantor may not assign his rights or obligations hereunder or any interest herein without the prior written consent of the Lender, and any such assignment or attempted assignment by the Guarantor shall be void and of no effect with respect to the Lender. The Lender may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Loan Documents and/or the obligations evidenced thereby. The Guarantor authorizes the Lender to provide information concerning the Guarantor to any prospective purchaser, assignee or participant.

     v. Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Guaranty or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of any Loan Document. The Guarantor agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Lender's policies and procedures.

     vi. Consent to Jurisdiction and Service of Process. The Guarantor hereby consents that: (i) any action or proceeding against such Guarantor be commenced and maintained in any court within any County in the State of New York or in the United States District Court for any District of New York by service of process on such owner, partner and/or officer; and (ii) such courts shall have jurisdiction with respect to the subject matter hereof and the person of the Guarantor and all Collateral for the Liabilities. The Guarantor agrees that any action brought by the Guarantor shall be commenced and maintained only in a court in the United States District Court for the District of New York or in any court within any County in the State of New York.

                                                           Page 135 of 207 Pages

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered to the Lender by the Guarantor on the day and year first above written.



/s/ [ILLEGIBLE]                             /s/ Joseph M. Lobozzo II
------------------------------             ------------------------------------
WITNESS                                             JOSEPH M. LOBOZZO II

                                                    c/o JML Optical
                                                    690 Portland Avenue
                                                    Rochester, NY 14621




NATIONAL CANADA FINANCE CORP.


By: /s/ E. Lynn Forgosh
------------------------------
     E. Lynn Forgosh
     GroupVice President
     125 W. 55th Street
     New York, NY 10019-5366
     Telecopier No.: (212) 632-8775

                                                           Page 136 of 207 Pages